UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.  ) Filed by the Registrant ☒ Filed by a party other than the Registrant  ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12   FRONTIER GROUP HOLDINGS, INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V45405-P07328 2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024; and 3. To approve, on an advisory (non-binding) basis, the compensation of the Company's named executive officers. For Withhold For Against Abstain !! !! !! FRONTIER GROUP HOLDINGS, INC. (THE "COMPANY") FRONTIER GROUP HOLDINGS, INC. 4545 AIRPORT WAY DENVER, CO 80239 1a. Barry L. Biffle 1c. Robert J. Genise 1d. Ofelia Kumpf 1b. Brian H. Franke 1. To elect four Class III Directors to serve until the 2027 annual meeting of stockholders, and until their respective successors are duly elected and qualified; Nominees: The Board of Directors recommends you vote FOR proposals 1, 2, and 3: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: The named proxies are authorized to transact such other business as may properly come before the meeting or any adjournment, continuation or postponement thereof. !! ! !! ! !! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT on May 22, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ULCC2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT on May 22, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 23, 2024: Stockholders who wish to view the Notice, Proxy Statement, and Annual Report on Form 10-K of Frontier Group Holdings, Inc. on the Internet can view the 2024 Annual Meeting materials at www.proxyvote.com. V45406-P07328 FRONTIER GROUP HOLDINGS, INC. Annual Meeting of Stockholders May 23, 2024 10:00 a.m. MDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Barry L. Biffle, Mark M. Mitchell, and Howard M. Diamond, and each of them, as proxies and true and lawful attorneys of the undersigned, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Frontier Group Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/ULCC2024 on Thursday, May 23, 2024, at 10:00 a.m. MDT, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting, and at any adjournment, continuation or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side